SUPPLEMENT DATED SEPTEMBER 15, 1998

                             TO

                    WEBS INDEX FUND, INC.

                         PROSPECTUS

                   DATED OCTOBER 29, 1997


     NOTE: This Supplement relates solely to the Malaysia (Free) WEBS Index Series and is not relevant to any other WEBS Index Series.

          This Supplement relates to the Prospectus of WEBS Index Fund, Inc. (the "Fund") dated October 29, 1997 and is in addition to the Supplement dated April 22, 1998.

     Impact of Malaysian Controls on the Malaysia (Free) WEBS Index Series

          On September 1, 1998, the government of Malaysia imposed capital restrictions that impact the operations of non-Malaysian investors such as the Malaysia (Free) WEBS Index Series (the "Malaysia Series") in certain respects. Important details regarding the capital controls and their administration are not yet available. However, based upon current information, the Fund believes that it is unable to exchange Creation Units of WEBS principally on an in-kind basis as contemplated in the Fund's Prospectus and Statement of Additional Information. In the circumstances, the Fund temporarily suspended new creations of Creation Units of WEBS of its Malaysia Series on September 4, 1998.

          In light of the Malaysian capital restrictions, the Fund is concerned about its ability to honor redemptions of Creation Units of WEBS of the Malaysia Series. To the extent the Fund is presented with requests for the redemption of Creation Units of Malaysia Series WEBS, the Fund will seek to honor such requests consistent with the Malaysian capital restrictions. Based on the information available to date, the Fund believes that (i) it cannot currently make in-kind redemptions of Malaysia Series WEBS and (ii) it may only be able to honor redemption requests through the delivery of Malaysian ringgits in Malaysia, subject to receipt of Malaysian Central Bank approval on a case by case basis. The Fund understands that a non-Malaysian investor cannot freely exchange holdings of Malaysian ringgits for other currencies at this time and cannot freely transfer ringgits outside or inside Malaysia. There can be no assurance that the Malaysian Central Bank would issue such approval and, if an approval is not received, the Fund would not be able to effect the redemption. In the circumstances, the Fund suggests that requests for the redemption of Creation Units of Malaysia Series WEBS should not be made and urges investors contemplating such redemptions to consult with Malaysian counsel.

          Any updates relating to the specific mechanics of redeeming Malaysia Series WEBS are expected to be announced in future Supplements to the Fund's Statement of Additional Information.

          As a result of the suspension of creations of Malaysia Series WEBS and the Fund's belief that redemptions of Malaysia Series WEBS may be impracticable or impossible to effect, the Fund believes that WEBS of the Malaysia Series are likely to trade at larger discounts or premiums to their net asset value than in the past and that such discounts or premiums may be material. Although WEBS of the Malaysia Series are expected to continue trading on the American Stock Exchange, there can be no assurance that an active trading market will be maintained for Malaysia Series WEBS.

          Because of the Malaysian capital restrictions, the Malaysia Series is subject to severe restrictions on exchanging Malaysian ringgits for U.S. dollars for at least the next year, and accordingly may seek to borrow dollars to pay its U.S. dollar expenses and to make required distributions to shareholders. There can be no assurances that the Malaysia Series will be able to make such borrowings. The interest expense associated with any borrowings would reduce the income of the Malaysia Series and introduce leverage into its capital structure. Leverage would magnify the impact on net asset value of decreases and increases in the value of the Malaysia Series' investment portfolio.

          Effective September 15, 1998, the net asset value of the Malaysia Series is determined as of 8:30 a.m., New York City time, on each day that the New York Stock Exchange, Inc. is open for trading. In computing the net asset value of the Malaysia Series, values denominated in Malaysian ringgits may be converted into U.S. dollars at an exchange rate other than the "official" exchange rate of fixed by Malaysian regulatory authorities from time to time if, in the Fund's judgment, another exchange rate represents a better measure of the ringgit's value. As a result of this policy, the exchange rate used by the Fund in converting ringgits to U.S. dollars may differ from both the "official" exchange rate and the rate used in computing the Morgan Stanley Capital International ("MSCI") Malaysia (Free) Index, which serves as the benchmark index of the Malaysia Series.